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                                  EXHIBIT 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-8 of our report dated January 22, 1997 appearing on page 53 of the Bristol-Myers Squibb Company's Annual Report on Form 10-K for the year ended December 31, 1996. We also consent to the reference to us under the heading "Experts" in such Prospectus.


                                                /s/ PRICE WATERHOUSE LLP
                                                --------------------------------
                                                PRICE WATERHOUSE LLP

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